Exhibit 10.01
Execution Version

EIGHTH AMENDMENT
TO
AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
April 6, 2020
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

EIGHTH AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Eighth Amendment”) dated as of April 6, 2020 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Eighth Amendment refer to Sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to to Section 6.02(g). Section 6.02(g) is hereby amended and restated in its entirety to read as follows:

(g)    Liens on cash, cash equivalents and/or Go-Zone Bonds owned by the Borrower in favor of issuers of letters of credit to secure the Borrower’s reimbursement obligations thereunder, which letters of credit secure obligations to make payments on the Go-Zone Bonds; provided that the aggregate amount available to be drawn under all such letters of credit does not exceed an amount equal to the difference of (i) $400,000,000 minus (ii) the aggregate stated principal amount of all Go-Zone Bonds that have been repurchased, redeemed, prepaid, repaid, defeased, retired or otherwise acquired (and for the avoidance of doubt, in the case of Go-Zone Bonds that have been acquired by the Borrower, solely to the extent such Go-Zone Bonds have not been remarketed or otherwise sold at such time); and

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2.2    Amendment to Section 6.04. Section 6.04 is hereby amended by (i) deleting the word “and” at the end of clause (h); (ii) replacing the period at the end of clause (i) with “; and”; and (iii) adding a new clause (j) to read as follows:

(j)    the acquisition by the Borrower of any Go-Zone Bonds that are acquired by the Borrower after such Go-Zone Bonds have failed to be remarketed or sold pursuant to the terms of the applicable Go-Zone Bond Indenture; provided that (i) the aggregate stated principal amount of all such Go-Zone Bonds owned by the Borrower pursuant this clause (j) shall not exceed $400,000,000 at any time and (ii) if any Go-Zone Bonds acquired by the Borrower and its Subsidiaries pursuant to this clause (j) are subsequently remarketed or sold, the Borrower shall, within three Business Days after the date on which the Borrower receives cash proceeds from such remarketing or sale, prepay the Loans in an aggregate principal amount not less than 100% of the amount of such cash proceeds received.
Section 3.    Conditions Precedent. This Eighth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Eighth Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Persons.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Eighth Amendment on or prior to the Eighth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective (and the Eighth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.02, which must occur prior to 1:00 p.m., New York City time, on April 7, 2020 (and, in the event such conditions are not so satisfied or waived prior to such time, the Administrative Agent shall no longer be authorized to declare this Eighth Amendment to be effective (and the Eighth Amendment Effective Date shall not occur)). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Eighth Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eighth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties

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are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document. This Eighth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.
By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.
By:	Riverwalk Logistics, L.P. its General Partner
By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.
By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Ed Sacks
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

TRUIST BANK, successor by merger to SUNTRUST BANK, as a Lender

By:	/s/ Paige Scheper
Name:	Paige Scheper
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ryan Hutchins
Name:	Ryan Hutchins
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA — HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT